SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

UPRIGHT INVESTMENTS TRUST

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UPRIGHT INVESTMENTS TRUST

 349 Ridgedale Ave.

East Hanover, NJ 09367

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 21, 2024

The Board of Trustees of Upright Investments Trust, an open-end investment management company organized as a Delaware business trust (the “Trust”), has called a special meeting of the shareholders of the Trust (the “Meeting”), to be held at the office of Upright Financial Corp., 349 Ridgedale Ave., East Hanover, NJ 07936, on June 21, 2024, at 10:00 a.m., Eastern Time, in connection with its series, the Upright Growth Fund, Upright Growth and Income Fund, and Upright Assets Allocation Plus Fund, (each a “Fund” and collectively, the “Funds”) for the following purposes:

Proposals	Funds Voting	Recommendation of the Board of Trustees
1. To elect Phyllis Yokley, Angela Wang, and Wen-Chung Cheng to the Board of Trustees of the Trust.	All Funds	FOR

2.

To approve the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund.

3.

To approve a change to the Upright Growth Fund’s fundamental investment policy to allow to invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry. The Fund, may, however, invest less than 25% of the value of its total assets in the semiconductors industry for temporary defensive purposes.

	Upright Growth Fund Upright Growth Fund	FOR FOR
4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.	All Funds

Only shareholders of record at the close of business on June 1, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 10, 2024 (the “Mailing Date”).

By Order of the Board of Trustees

/s/ Yow Shang David Chiueh

Yow Shang David Chiueh, President

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please follow the instructions provided on the Proxy Card (or voting instruction form), and vote by emailing your ballot to davidchiueh@uprightinvestment.com or uprightcorp@gmail.com, faxing your ballot to 973-473-0800 or by mailing your ballot to Upright Investments Trust, c/o Upright Financial Corp., 349 Ridgedale Ave., East Hanover, NJ 07936. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-973-533-1818.

UPRIGHT INVESTMENTS TRUST

 349 Ridgedale Ave.

East Hanover, NJ 09367

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 21, 2024

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Upright Investments Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”)  The Trust is soliciting proxies on behalf of the Upright Growth Fund, Upright Growth and Income Fund, Upright Assets Allocation Plus Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust. The Notice of Meeting, Proxy Statement and accompanying proxy ballot will be mailed or emailed to shareholders on or about June 10, 2024 (the “Mailing Date”).

The Board called the Meeting for the following purposes:

Proposals	Funds Voting
1. To elect Phyllis Yokley, Angela Wang, and Wen-Chung Cheng to the Board of Trustees of the Trust	All Funds

2.

To approve the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund.

3.

To approve a change to the Upright Growth Fund’s fundamental investment policy to allow the Fund to invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors  industry. The Fund, may, however, invest less than 25% of the value of its total assets in the semiconductors industry for temporary defensive purposes.

Upright Growth Fund Upright Growth Fund
4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.	All Funds

Each of the proposals will be described in further details in this statement.  Only shareholders of record at the close of business on June 1, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  The Funds are managed by Yow Shang David Chiueh (the “Adviser”), 349 Ridgedale Ave., East Hanover, NJ 07936.

This Proxy Statement is available by emailing davidchiueh@uprightinvestment.com or uprightcorp@gmail.com or by calling 1-973-533-1818.

Each Fund’s annual and semi-annual reports are available upon request, without charge, by writing to Upright Investments Trust, c/o Upright Financial Corp., 349 Ridgedale Ave., East Hanover, NJ 07936

PROPOSAL 1

ELECTION OF TRUSTEES

The Upright Investments Trust’s (the “Trust”) Declaration of Trust requires that at least 40% of the  Board of Trustees (the “Board”) of the Trust consist of trustees who are not “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustee”). Recently, two Independent Trustees resigned, leaving David Chiueh, an interested trustee, (“Incumbent Trustee”) as the sole remaining trustee of the Trust. Accordingly, in this Proposal 1, shareholders of the Funds are being asked to elect Phyllis Yokley, Angela Wang, and Wen-Chung Cheng (each a “Nominee” and collectively, the “Nominees”) to the Board as Independent Trustees. Each Nominee has agreed to serve on the Board for an indefinite term.

Phyllis Yokley, Angela Wang, and Wen-Chung Cheng were each nominated for election to the Board by the Incumbent Trustee, who is an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”).

The Incumbent Trustee reviewed each candidate for nomination, focusing on each candidate’s skill set.  The Incumbent Trustee considered characteristics and attributes that were identified as being necessary and suitable for an Independent Trustee, including each candidate’s ability to think and act independently, her capacity to work in a collegial manner with the other Trustees, and her character and integrity.  Finally, it was also considered whether each candidate would bring a diversity of viewpoints, background and experiences to the Board. Based on these factors, the Incumbent Trustee recommends that each Nominee be elected to the Board as an Independent Trustee.

Information about the Nominees and the Incumbent Trustee

New Trustee Nominees

Below is information about each Nominee and the attributes that qualify each to serve as an Independent Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intellect, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise good judgment, ask incisive questions, manage people and problems, and develop solutions.  No single factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes each highly qualified.

Each Nominee possesses experiences, qualifications, and skills valuable to the Funds.  Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

In nominating Ms. Yokley for election as an Independent Trustee, the Incumbent Trustee carefully considered her extensive background in legal, accounting, and financial services, along with her experience as a Chief Financial Officer (“CFO”). Ms. Yokley brings a deep understanding of the challenges and opportunities within the financial industry. She is a certified public accountant with her own CPA firm.  She was also a licensed attorney in Taiwan. With 25 years of experience in financial accounting, auditing, law, business management, and compliance in the financial services industry, Ms. Yokley is well-equipped to serve as an Independent Trustee.

With respect to Ms. Wang, the Incumbent Trustee considered her extensive background in accounting and financial services, which includes assisting companies with their initial public offering process, regulatory reporting, and serving as a Sarbanes-Oxley Team Lead. Ms. Wang is a seasoned federal regulatory reporting expert with over 14 years of experience in compliance, operational risk, risk management, and internal controls, both domestically and internationally. She previously served as CFO for two foreign companies where she was responsible for their overall financial planning. Ms. Wang holds an MBA degree and a CPA license. Her expertise in helping small and mid-size companies go public and secure funding for their development is particularly valuable. The Trust plans to leverage her knowledge and experience to drive growth while enhancing internal controls, compliance, and risk management.

The third Nominee, Ms. Cheng, was considered by the Incumbent Trustee for her extensive mutual fund experience from 1991 to 1997. During this time, she worked as a Financial Planner and obtained her Series 6 license, which qualifies her to sell mutual funds and variable insurance products. Ms. Cheng holds a Master’s Degree in Business Management with a focus on governance, risk management, and operations. From 1991 to 1998, she served as Public Relations Manager and Market Communications Manager at Lucent Technology, gaining valuable experience that will benefit the Trust in marketing and distribution matters. The Incumbent Trustee also considered Ms. Cheng's years of experience working with investment advisers, broker-dealers, and financial products. Currently, Ms. Cheng is an Interior Designer and the sole business owner of Kravet Design.

Additional information about Phyllis Yokley, Angela Wang, and Wen-Chung Cheng is set forth in the table below:

Name, Address and Year of Birth	Position to be Held with the Trust	Term of Office	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex to be Overseen by Nominee	Other Directorships Held During the Past five Years
Phyllis Yokley, 349 Ridgedale Ave. East Hanover, NJ 09367 Year of Birth: 1951	Trustee	Indefinite	10/2021 – present YokleyCPA, PLLC Owner 1/2021 – 9/2021 Senior Supervising Partner, Triangle Accounting Group, Cary, NC 6/2016 - 11/2020 CFO, Steel Buildings & Structures, Inc., Mount Airy, NC Safeguard Metal Buildings, Inc., Troy, TX	3	10/2021 – present YokleyCPA, PLLC 1/2021 – 9/2021 Senior Supervising Partner, Triangle Accounting Group, Cary, NC
Angela Wang, 349 Ridgedale Ave. East Hanover, NJ 09367 Year of Birth: 1984	Trustee	Indefinite	10/2021 – present Partner - PWN, LLP 3/2020 – 9/2021 IPO lead, Sancai 3/2019 – 6/2020 CFO, Hanfu Capital	3	None
Wen-Chung Cheng 349 Ridgedale Ave. East Hanover, NJ 09367 Year of Birth: 1964	Trustee	Indefinite	Current: Kravet Design, business owner/Sole Proprietor	3	None

The following table provides information about the Interested Trustee and Officer of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex Overseen by trustee	Other Directorships Held During the Past five Years
Yow Shang D. Chiueh* 349 Ridgedale Ave. East Hanover, NJ 07936 Year of Birth: 1957	Trustee, Chairman of the Board and Executive Officer	1990 - present	President of Upright Financial Corporation since 1990	3	2004 - present Better World Fund, East Hanover, NJ

*Mr. Chiueh is considered an “interested persons” of the Trust as defined in the 1940 Act due to his employment with the Adviser.

Incumbent Trustee Qualifications

The Incumbent Trustee has demonstrated his ability to review and understand information about the Trust and the Funds, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question service providers regarding material factors bearing on the management and administration of the Trust, and to exercise his business judgment in a manner that serves the best interests of the Funds' shareholders. Mr. Chiueh holds an MBA degree, Series 6, Series 7 licenses, and Financial Planning Certificate. He is President, Investment Adviser, and Asset Manager of Upright Financial Corporation since its inception in 1990. Having written more than five books, Mr. Chiueh is a prolific writer aiming to educate the public and policy makers. He grants many interviews in the US, such as NYTimes and Reuters, and abroad. The Incumbent Trustee’s experiences, qualifications, attributes and skills of the Trustee qualifies him to serve as a Trustee of the Trust.

Trustee Ownership of the Trust

The Incumbent Trustee owns shares of the Trust.  The following table shows the dollar range of the shares beneficially owned by each Nominee and the Incumbent Trustee as of June 1, 2024.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the funds[2]	Aggregate Dollar Range[1] of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Yow Shang Chiueh	UPUPX over $100,000 UPDDX $50,001 - $100,000 UPAAX over $100,000	Over $100,000
Phyllis Yokley	None	None
Angela Wang	None	None
Wen-Chung Cheng	None	None

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

2 The following Funds are referred to in the table above by their ticker symbol:  UPUPX - Upright Growth Fund, UPDDX - Upright Growth & Income Fund, and UPAAX - Upright Assets Allocation Plus Fund.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended September 30, 2023.

Name of Trustee	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the fund and fund complex paid to the trustees*
Yow Shang David Chiueh*	0	0	0	0
Alice Chen**	400	0	0	400
Chao Cho Yeh**	400	0	0	400

*As interested Trustees, Yow Shang David Chiueh received no compensation.

**Alice Chen and Chao Cho Yeh resigned as Independent Trustees n January 22 and 25, 2024, respectively.

Leadership Structure and Board

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers. In addition to two regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board currently consists of the Incumbent Trustee, and plans to have four Trustees on the Board, three of whom will be Independent Trustees.  The Chairperson of the Board is an Interested Trustee. The Chairperson’s responsibilities, together with an independent audit committee, include, among other things, providing oversight of the Trust, identifying risks, and addressing shareholder concerns and needs. Due to the size of the Trust and its shareholder base, it has been determined that an interested Chairperson balanced by an independent audit committee is the appropriate leadership structure for the Board. On an annual basis, the Board may conduct a self-assessment and evaluates its structure.  During the fiscal year ended

September 30, 2023, the Board met one time.  During the calendar year ended December 31, 2023, the Board met four times. All Trustees were present at each of the meetings.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. The Board monitors and tracks risk by:

1.

Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.

Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

3.

Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.

Meeting with representatives of key service providers, including the Funds’ investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.

Engaging the services of a chief compliance officer of the Trust to test the compliance procedures of the Trust and its service providers;

6.

Receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls;

7.

Receiving reports from the investment adviser’s chief compliance officer; and

8.

Review by a chief compliance officer of the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

The Board has established an Audit Committee to assist it in performing its oversight function. The Audit Committee, composed entirely of Independent Trustees, oversees the Trust’s accounting and financial reporting policies and practices and the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process; (ii) recommending to the Board the appointment, retention or termination of the Trust’s independent registered public accounting firm; (iii) evaluating the independence of the Trust’s independent registered public accounting firm and reviewing the auditor’s disclosures and representations with respect to its independence; (iv)  reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities; (v) overseeing the work of the Trust’s independent registered public accounting firm, and resolving disagreements, if any, between the independent registered public accounting firm and management regarding financial reporting; (vi) pre-approving all auditing services and permissible non-auditing services to be provided to the Trust by the independent registered public accounting firm and pre-approving the independent registered public accounting firm’s engagement for non-audit services to the Trust-related entities where such services relate directly to the operations and financial reporting of the Trust; and (vii) considering such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.  It is recommended that the Audit Committee meet twice during a fiscal year.

The Board has determined that leadership by an Interested Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

The Incumbent Trustee recommends that shareholders of each Fund vote “FOR” the approval of Proposal 1.

Proposal 2

APPROVAL OF THE RECLASSIFICATION OF THE UPRIGHT GROWTH FUND FROM A DIVERISFIED FUND TO A NON-DIVERSIFIED FUND

The Adviser recommends that the Upright Growth Fund be reclassified as a non-diversified fund.  The 1940 Act requires that shareholders approve any reclassification of a fund from diversified to non-diversified.

The 1940 Act requires each investment company to recite in its registration statement its status as either a diversified or a non-diversified fund.  If an investment company is diversified, Section 5(b)(1) of the 1940 Act provides that it may not purchase the securities of any one issuer if, at the time of purchase, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  These limitations apply to 75% of a diversified fund’s total assets; up to 25% of a fund’s total assets may be invested without regard to these restrictions.  Securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies are not subject to the 5% limitation.1  The Trust has declared the Upright Growth Fund to be a diversified fund.

Any fund that does not qualify as a diversified fund is deemed to be non-diversified.  While the 1940 Act does not limit the amount of investments a non-diversified fund may make in a single issuer, the Internal Revenue Service (“IRS”) has adopted limitations similar to those of the 1940

1 However, investments in other investment companies are subject to other limits under the 1940 Act.

Act, although the IRS rules are applied to a smaller percentage of a fund’s assets. Under the IRS rules, no mutual fund, whether diversified or non-diversified, may invest more than 5% of its total assets in the securities of a single issuer, nor may a fund own or hold more than 10% of the outstanding voting securities of that issuer.  These limitations apply to 50% of a fund’s total assets.  Up to 25% of the value of a fund’s total assets may, under IRS rules, be invested in the securities of a single issuer, or of two or more companies controlled by the mutual fund and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Approval of the proposal will give the Adviser more flexibility in managing the Fund because a non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund, may invest in fewer securities at any one time than a diversified fund and can take a more focused approach to asset allocation. Thus, the Fund may have fewer holdings than a diversified fund.  Additional advantages of non-diversification include:

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Flexibility and Opportunity.  The adviser to a non-diversified fund may limit the fund’s investments to a smaller number of good ideas, allowing the adviser to potentially avoid overvalued securities and concentrate on a few reasonably priced companies.

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Control Risk.  Non-diversification allows the adviser to focus resources, knowledge and experience on its best investment selections.

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Enhance Performance.  Non-diversification has the potential to enhance a fund’s returns because the fund can invest a greater percentage of its assets in securities that the adviser believes will outperform the market, which can have a meaningful impact on the fund’s return.

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Avoid Problem Sectors.  Because a non-diversified fund can limit its investments to a small number of companies and industry sectors, the fund can more easily avoid investing in underperforming sectors.

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No Distractions.  A non-diversified fund is not distracted by the need to fit a style box, “round out” its investment portfolio, or track a securities index.

The risk with non-diversification is that adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry. A decline in the value of those investments can cause a fund’s overall value to decline to a greater degree than if the fund held a more diversified portfolio. In addition, changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value (“NAV”). As a result, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility.  Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

If Proposal 2 is approved, the Fund may be subject to the following risk in addition to the risks outlined in its registration statement dated January 31, 2023:

Non-Diversification Risk. A non-diversified mutual fund is not required to meet certain diversification requirements under federal securities law. A non-diversified mutual fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than diversified funds. As a result, a decline in the value of those holdings would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund may be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

While approval of the proposal will provide the Adviser with additional flexibility, the Fund’s principal investment strategy is not expected to change. If Proposal 2 is approved by the shareholders of the Fund, the changes will be effective as of the date that shareholders are notified of the change through either (i) a supplement to the prospectus and/or Statement of Additional Information (“SAI”) or (ii) revisions to the prospectus and SAI.  Neither the Board nor the Adviser know of any contest or dispute as to the actions to be taken under Proposal 2.  If shareholders of the Fund fail to approve Proposal 2, none of the changes contemplated by the proposal will be effective for the Fund.

The Incumbent Trustee recommends that shareholders of the Fund vote “FOR” the approval of Proposal 2.

Proposal 3

APPROVAL OF A CHANGE TO THE FUNDAMENTLA POLICY OF THE UPRIGHT GROWTH FUND

The Upright Growth Fund is subject to a number of “fundamental” investment policies, including a restriction on the Fund’s ability to concentrate in any particular industry or group of industries.  Since its launch, the Fund has identified itself in its registration statement and shareholder reports as a non-concentrated fund. However, since the adoption of the policies, the nature of the Fund’s investments has changed. Both the Adviser and the Incumbent Trustee believe that the Fund’s investment strategy could be better achieved if, under normal circumstances and except for temporary defensive purposes, it invests more than 25% of the value of the total assets of the Fund in the semiconductors industry.

Under Section 8(b)(1)(e) of the 1940 Act, a fund must recite its policy with respect to concentration of investments in a particular industry or group of industries. Concentration means investing 25% or more of a fund’s assets in investments in a particular industry or group of industries. Under the 1940 Act, a fundamental investment policy may be changed or eliminated only with shareholder approval. In this proposal, the Board is recommending that shareholders approve the change of the Fund’s investment policy regarding investment concentration.

The Fund’s current fundamental investment policy regarding investment concentration is as follows:

The Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry or group of industries, (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

The proposed amendment to the fundamental investment policy regarding investment concentration is as follows:

The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry. The Fund, may, however, invest less than 25% of the value of its total assets in the semiconductors  industry for temporary defensive purposes.

The Adviser and the Board believe that changing the fundamental investment policy is in the best interests of shareholders. If Proposal 3 is approved, the Fund may be subject to the following risk in addition to the risks outlined in its registration statement dated January 31, 2023:

Concentration Risk. The Fund will, under normal circumstances, invest a significant portion of its assets in securities issued by companies in the semiconductors industry. The Fund will be more susceptible to developments that affect those industries.

If Proposal 3 is approved by the shareholders of the Fund, the changes will be effective as of the date that shareholders are notified of the change through either (i) a supplement to the prospectus and/or Statement of Additional Information (“SAI”) or (ii) revisions to the prospectus and SAI.  Neither the Board nor the Adviser know of any contest or dispute as to the actions to be taken under Proposal 3.  If shareholders of the Fund fail to approve Proposal 3, none of the changes contemplated by the Proposal will be effective for the Fund.

The Incumbent Trustee recommends that shareholders of the Fund vote “FOR” the approval of Proposal 3.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of Upright Investments Trust, an open-end investment management company organized as a Delaware business trust on March 4, 1998.  The Trust’s principal executive offices are located at 349 Ridgedale Ave., East Hanover, NJ 07936. Overall responsibility for management of the Funds is vested in the Board.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  The Trust currently retains Upright Financial Corp., 349 Ridgedale Ave., East Hanover, NJ 07936, as the Funds’ investment adviser and administrator, Huntington National Bank, 7 Easton Oval, EA4E69, Columbus, OH 43219, serves as the Funds’ custodian.  Mutual Shareholder Services, LLC, 8000 Town Centre

Dr, Ste 400, Broadview Hts., OH 44147, serves as the Funds’ transfer agent and fund accounting agent.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy ballot and instructions on how to vote your shares via email or by printing your ballot and mailing it in is enclosed.  The shares represented by each valid proxy received in time will be counted as specified on the proxy ballot.  If no specification is made, the shares represented by a duly executed proxy will be counted for Proposals 1 through 3 and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

NAME OF FUND	SHARES OUTSTANDING
Upright Growth Fund	2,189,482
Upright Growth and Income Fund	170,969
Upright Assets Allocation Plus Fund	177,240

Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. When any share is held jointly by several persons, any one of them may vote at the Meeting in person or by proxy in respect of such share, but if more than one of them is present at the Meeting in person or by proxy, and such joint owners or their proxies disagree as to any vote to be cast by specific written notice to the Trust, such vote shall not be received in respect of such share. The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, each vacant Trustee position is filled by the Nominee who receives the largest number of votes for that position, with no majority approval requirement.  Each Nominee is unopposed for the vacant Trustee position he or she is seeking to fill.

Approval of Proposal 2 and Proposal 3 requires the affirmative vote of “majority of the outstanding voting securities” of the Fund.  The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 2 and Proposal 3 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal.  In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meetings).  The NYSE does not consider Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares. The NYSE does consider Proposals 2 and 3 to be non-routine matters that affect substantially a shareholder's rights or privileges.  Brokers holding shares of a Fund on behalf of clients may not vote on these proposals absent instructions from the beneficial owners of the shares. As a result, these shares also will be treated as broker non-votes for purposes of (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

 If a shareholder does not instruct his or her broker on how to vote his or her shares, the shareholder’s shares will not be present at the Meeting for purposes of determining a quorum or for any other purpose.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Incumbent Trustee is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the June 1, 2024, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Funds listed:

FUND AND SHAREHOLDER	NO. OF SHARES	PERCENT OF THE CLASS TOTAL ASSETS HELD BY THE SHAREHOLDER
UPRIGHT GROWTH FUND
Y Huang	475,203	21%
Apex Clearing Corporation	458,493	20%
Yeh & Chu Retirement Trust	223,246	10%
Y Chiueh	212,899	9%
A Chan	121,348	5%

UPRIGHT GROWTH AND INCOME FUND
Y Huang	42,643	24%
Yeh & Chu Retirement Trust	40,417	23%
Upright Financial Corp.	19,381	11%
P Yeh	16,152	9%
R Yeh	14,937	8%
Apex Clearing Corporation	12,225	7%

UPRIGHT ASSETS ALLOCATION PLUS FUND
Y Huang	50,794	28%
Yeh & Chu Retirement Trust	43,644	24%
Y Chiueh	18,007	10%
P Yeh	17,310	9%
R Yeh	16,039	9%
Apex Clearing Corporation	10,611	6%

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, the Incumbent trustee of the Trust, David Chiueh, is the owner of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Yow Shang David Chiueh, Upright Investments Trust, 349 Ridgedale Ave., East Hanover, NJ 07936.  Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.  The Board is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board is making this proxy solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total approximately $12,000, will be borne by the Trust.  In addition to solicitation by mail, solicitations also may be made by email, or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record.  Broker/dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, email and personal interviews.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: David Yow Shang Chiueh, Upright Investments Trust, 349 Ridgedale Ave., East Hanover, NJ 07936.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise.  Call, write to, or email the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call, write to, or email the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call  1-973-533-1818 or write to Upright Investments Trust, c/o Upright Financial Corp., 349 Ridgedale Ave., East Hanover, NJ 07936, or e-mail davidchiueh@uprightinvestment.com or uprightcorp@gmail.com.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available by emailing davidchiueh@uprightinvestment.com or uprightcorp@gmail.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/   Yow Shang David Chiueh

YOW SHANG DAVID CHIUEH

President

May 30, 2024

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT BY EMAIL OR BY PRINTING YOUR BALLOT AND MAILING IT IN.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-973-533-1818.

SHAREHOLDER NAME________________________________________
ADDRESS__________________________________________________
CITY/STATE________________________________________________

Re:  Upright Investments Trust Proxy Voting Form

Dear Shareholder,

You are receiving this voting instruction form because you hold shares in the Upright Growth Fund, Upright Growth and Income Fund or Upright Assets Allocation Plus Fund, (each a “Fund” and collectively, the “Funds”). As a shareholder, you have the right to vote on proposals being presented at the special meeting of shareholders of the Funds, to be held on June 21, 2024 at 10:00 AM, Eastern Time. The Notice of Special Meeting and Proxy have been delivered to all shareholders of the Fund as of June 10, 2024. The materials are also available by emailing davidchiueh@uprightinvestment.com or uprightcorp@gmail.com, or by calling 1-973-533-1818. We ask that you provide your voting instructions prior to the meeting date so that your vote will be counted.  This proxy is solicited on behalf of the Funds’ Board of Trustees.

VOTING INSTRUCTION FORM

Your vote is important. Please fill your vote below by filling in the appropriate boxes.

Proposal 1: Election of Independent Trustees

To approve the selection of Phyllis Yokley as an independent trustee.         ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

To approve the selection of Angela Wang as an independent trustee.          ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

To approve the selection of Wen-Chung Cheng as an independent trustee. ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Proposal 2: Approval of Change to the Fundamental Policy of Upright Growth Fund

To approve the reclassification of the Upright Growth Fund from a diversified fund to a non-diversified fund.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Proposal 3: Fundamental Policy Change of Upright Growth Fund

To approve a change to the Upright Growth Fund’s fundamental investment policy to allow the Fund , under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the semiconductors industry. The Fund, may, however, invest less than 25% of the value of its total assets in the semiconductors industry for temporary defensive purposes.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Please sign and date this proxy below. Your signature(s) on this Proxy should be exactly as your name(s) appear on this proxy.  If the shares are held jointly, each holder should sign this proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Please return this proxy ballot promptly by mail to Upright Investments Trust, c/o Upright Financial Corp., 340 Ridgedale Ave., East Hanover, NJ 07936 or by email to davidchiueh@uprightinvestment.com or uprightcorp@gmail.com.

Signature (s): ____________________________________________________________________________

Shareholder Name (s): _____________________________________________________________________

Date: ________________________________    Shareholder Address: _______________________________

                                                                                                                             _______________________________

Your vote is important regardless of the number of shares you hold. Please ensure that your vote is received by June 21, 2024 to be counted. This proxy will be voted as directed by the signing shareholder(s).  If no direction is given when the duly executed proxy is returned, this proxy will be voted for the proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the meeting.

Thank you for your participation in this important process.

By order of the Board of Trustees,

Yow Shang David Chiueh

Trustee, Upright Investments Trust